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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         ____________________________

                                   FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

     Date of Report (Date of earliest event reported):  February 10, 2000


                          Digital Insight Corporation
            (Exact name of Registrant as specified in its charter)


                       Commission file number:  0-27459


          Delaware                                             77-0493142
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)

                               26025 Mureau Road
                             Calabasas, CA  91302
            (Address of principal executive offices with zip code)

                                (818) 871-0000
             (Registrant's telephone number, including area code)
                ____________________________________________
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 10, 2000, Digital Insight Corporation ("Digital Insight") completed the acquisition of nFront, Inc. A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference into this item 2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS.

     99.1 Press Release dated February 10, 2000.


                                  SIGNATURES


     In accordance with the requirements of the Securities Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          DIGITAL INSIGHT CORPORATION


Date:  February 23, 2000                  By: /s/ John Dorman
                                              ----------------------------------
                                              John Dorman
                                              President, Chief Executive Officer
                                              and Chairman of the Board

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                               INDEX TO EXHIBITS



Exhibit
Number               Description
------               -----------

99.1        Press Release dated February 10, 2000